EXHIBIT 99.1

LML PATENT CORP. FILES PATENT INFRINGEMENT SUIT AGAINST 19 DEFENDANTS

VANCOUVER, BC, November 24,  2008 — LML Patent Corp. (“LML”), a wholly-owned subsidiary of LML Payment Systems Inc. (the “Corporation”) (NASDAQ: LMLP) filed suit in the U.S. District Court for the Eastern District of Texas against JP Morgan Chase & Co. (NYSE: JPM), WellsFargo & Company (NYSE: WFC),  Wachovia Corp. (NYSE: WB),  Citigroup, Inc.  (NYSE: C), Bank of New York Mellon Corp. (NYSE: BK), HSBC Holdings plc (LON: HSBA), Capital One Financial Corp. (NYSE: COF), ABN AMRO Holding N.V. (OTC: ABNYY),  Northern Trust Corp.  (NASDAQ: NTRS), Regions Financial Corp.  (NYSE: RF),  National City Corp. (NYSE: NCC),  Fifth Third Bank (NASDAQ: FITB), Citizens Financial Group, Inc. (subsidiary of Royal Bank of Scotland (NYSE: RBS)),  M&T Bank Corp.  (NYSE: MTB), UnionBanCal Corp.  (NYSE: UB),  First National of Nebraska, Inc.,  Deutsche Bank Trust Company Americas (subsidiary of Deutsche Bank AG (Germany) (NYSE: DB))  and PayPal, Inc. (subsidiary of eBay Inc. (NASDAQ: EBAY)) who provide equipment, systems and services that convert paper checks into electronic transactions.

In the suit, LML alleges that the defendants infringe U.S. Patent No. RE40220.  LML is seeking damages, injunctive and other relief for the alleged infringement of these patents.

“The filing of this lawsuit is consistent with our strategic objective to protect our intellectual property,” said Patrick H. Gaines, chief executive officer and president of LML Patent Corp. and LML Payment Systems Inc.  “We have awarded several licenses to industry participants in the past and what we will not allow is these defendants to use our intellectual property without a proper license.”

LML is represented by the law firms McKool Smith LLP, Gillam & Smith, L.L.P. and Ward & Olivo.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its subsidiaries Beanstream Internet Commerce Inc. in Canada and LML Payment Systems Corp. in the U.S., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses.  We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Corporation’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect the Corporation’s financial results is included in the Corporation’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, the Corporation undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

CONTACTS:

Patrick H. Gaines                                                                Investor Relations
President and CEO                                                                (800) 888-2260
(604) 689-4440

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